Exhibit 10.8.4

Internet Dedicated Service

Service Order Form

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

Internet Dedicated Service Agreement And Service Order Form

This Internet Dedicated Service Agreement (“Agreement”) is comprised of the Initial Service Order Form and Pricing Schedule, the Service Description, the General Terms and Conditions, and any other exhibits, schedules, and appendices incorporated herein by reference, plus any subsequent Service Order Form(s) submitted by Customer(1).  This Agreement will be effective upon execution by both parties (the “Effective Date”).  The “Term” of this Agreement shall begin on the Effective Date and end with the last expiring or terminating Service Term (defined below) selected under any Service Order Form. Acceptance of this Agreement by UUNET is subject to Customer meeting UUNET’s standard credit terms and conditions, which may be based on commercially available credit reviews and to which Customer hereby consents.

MCI WORLDCOM Network Services, Inc. d/b/a UUNET (“UUNET”)		Please print or type Customer’s full legal name and address:
6929 North Lakewood		Customer:	Eschelon Telecom, Inc.
Tulsa, OK 74117		Address:	730 2nd Ave S, Suite 1200
Minneapolis, MN 55402
By:	/s/ Tom Bush	By:	/s/ Steven Kolar
Name:	Tom Bush	Name:	Steven Kolar
Title:	Director	Title:	Sr. Director Network Operations & Eng IP Services
Date:	6/12/03	Date:	6/11/2003

SERVICE ORDER TYPE:  ☐ New  ☐ Renewal  XX Pricing Change  ☐ Tier Up/Down  ☐ Service Up/Down  ☐ Burstable Down  ☐ Reterm

Section 1

Initial Service Order Form And Pricing Schedule

Internet Dedicated Service

	Monthly	☐ 12 Mbps port	***
128 Kbps/768 Kbps/DS1	Fee	☐ 15 Mbps port	***
☐ 0-128 Kbps Burstable DS1	***	☐ 18 Mbps port	***
☐ 128.01-256 Kbps Burstable DS1	***	☐ 21 Mbps port	***
☐ 256.01-384 Kbps Burstable DS1	***	☐ 24 Mbps port	***
☐ 384.01-512 Kbps Burstable DS1	***	☐ 27 Mbps port	***
☐ Over 512 Kbps Burstable DS1	***	☐ 30 Mbps port	***
☐ Tiered 768 Kbps	***	☐ 33 Mbps port	***
☐ Price-Protected DS1	***	☐ 36 Mbps port	***
☐ Shadow DS1	***	☐ 39 Mbps port	***
		☐ 45 Mbps port	***
	Monthly	☐ Shadow DS3**	***
Double/Diverse DS1	Fee		Monthly
☐ Diverse DS1	***	Burstable DS3	Fee
☐ Double DS1	***	☐ 0-3 Mbps port	***
		☐ 3.01-6 Mbps port	***
		☐ 6.01-7.5 Mbps port	***
	Monthly	☐ 7.51-9 Mbps port	***
NxDs1 MLFR	Fee	☐ 9.01-10.5 Mbps port	***
☐ 2x DS1	***	☐ 10.51-12 Mbps port	***
☐ 3x DS1	***	☐ 12.01-13.5 Mbps port	***
☐ 4x DS1	***	☐ 13.51-15 Mbps port	***
☐ 5x DS1	***	☐ 15.01-16.5 Mbps port	***

(1) Customer may sign this Agreement (and Subsequent orders under this Agreement) by emailing it to UUNET, in accordance with UUNET’s instructions and the Electronic Signatures in Global and National Commerce Act, as it may be amended from time-to-time (the “E-Sign Act”), without Customer’s manual signature. Customer agrees that the Service provided hereunder may not be used primarily for personal, family, or household purposes.

☐ 6x DS1	***	☐ 16.51-18 Mbps port	***
☐ 7x DS1	***	☐ 18.01-19.5 Mbps port	***
☐ 8x DS1	***	☐ 19.51-21 Mbps port	***
	Monthly	☐ 21.01-45 Mbps port	***
DS3 Tiered-	Fee	☐ Shadow DS3**	***
☐ 3 Mbps port	***		Monthly
☐ 6 Mbps port	***	Price-Protected DS3	Fee
☐ 9 Mbps port	***	☐ Price-Protected DS3-45 Mbps	***

	Monthly		Fee
Double/Diverse DS3	Fee	☐ 150 Mbps port	***
☐ Diverse DS3	***	☐ 160 Mbps port	***
☐ Double DS3	***	☐ 180 Mbps port	***
	Monthly	☐ 200 Mbps port	***
OC3 Tiered	Fee	☐ 250 Mbps port	***
☐ 60 Mbps port	***	☐ 300 Mbps port	***
☐ 70 Mbps port	***	☐ 350 Mbps port	***
☐ 80 Mbps port	***	☐ 622 Mbps port	***
☐ 90 Mbps port	***	☐ Shadow OC12**	***
☐ 100 Mbps port	***
☐ 155 Mbps port	***		Monthly
☐ Shadow OC3**	***	OC12 Burstable	Fee
		☐ 0-150 Mbps	***
	Monthly	☐ 150.01-200 Mbps	***
OC3 Burstable	Fee	☐ 200.01-250 Mbps	***
☐ 0-45 Mbps	***	☐ 250.01-300 Mbps	***
☐ 45.01-60 Mbps	***	☐ 300.01-350 Mbps	***
☐ 60.01-70 Mbps	***	☐ 350.01-400 Mbps	***
☐ 70.01-80 Mbps	***	☐ 400.01-450 Mbps	***
☐ 80.01-90 Mbps	***	☐ 450.01-500 Mbps	***
☐ 90.01-100 Mbps	***	☐ 500.01-550 Mbps	***
☐ 100.01-155 Mbps	***	☐ 550.01-622 Mbps	***
☐ Shadow OC3**	***	☐ Shadow OC12**	***

	Monthly		Monthly
Price-Protected OC3	Fee	Price-Protected OC12	Fee
☐ Price-Protected OC3	***	☐ Price-Protected OC12	***

	Monthly		Monthly
Double/Diverse OC3	Fee	Double/Diverse OC12	Fee
☐ Diverse OC3	***	☐ Diverse OC12	***
☐ Double OC3	***	☐ Double OC12	***

OC12 Tiered	Monthly

“Shadow Service” is only available with an equivalent primary Service (e.g. Shadow OC3 is available only with OC3 Service).

Discount to be applied to the Monthly Fee for Dedicated Internet Service Only

Monthly Recurring Revenue	Service Order Term
	***	***
$0 - $19,999	***	***
$20,000 - $39,999	***	***
$40,000 - $54,999	***	***
$55,000 - $74,999	***	***
$75,000 - $99,999	***	***
$100,000 +	***	***

Miscellaneous Ancillary Fees (One-Time)

Administrative Charges
Date Change	***
Expedite Charge	***

Domain Name Registration
Installation Changes
After Hours Up-Charge
DS1		***
	0-1.5M	***
	Price Protected	***
Double	Diverse	***
	Shadow	***
NxDS1		***
DS3		***
Double	Diverse	***
	Shadow	***
OC3		***
Double	Diverse	***
	Shadow	***
OC12		***
Double	Diverse	***
	Shadow	***
OC48		***
Double	Diverse	***
	Shadow	***
Cancellation Charges
	Pre Engineering	***
	Post Engineering	***
DS1 Local Access Connection		***
DS3 Local Access Connection		***
OC Local Access Connection		***
Reconfiguration/Reterm/Service	Up/Down
	DS1	***
	DS3	***
	OC service	***

CUSTOMER ORDER DETAIL

Description	Monthly Fee	Discount or Charge Explanation	Total Charge
Port
Local Access
Total

Description	One-Time Fee	Discount or Charge Explanation	Total Charge
Port
Local Access
Total

CUSTOM-ORDERED EQUIPMENT

(Equipment is available for purchase only with UUNET Internet Dedicated Service)

Manufacturer	Model #	Description	Price

Total

Service Term Commitment – The time period during which UUNET shall provide an Internet Dedicated Service ordered hereunder is the “Service Term” which commences upon the Service Activation Date (define below). By its execution of the Agreement or a subsequent Service Order Form, Customer Service is committed to a minimum one-year Service Term for the Internet Dedicated Service selected unless one of the following options in chosen:

☐ 2 Years          ☐ 3 Years

1. Service Activation Date. The “Service Activation Date” for an Internet Dedicated Service ordered hereunder will be the date the Service is available to route IP packets at Customer’s site.

2. Pricing. Prices above are for Service in the contiguous United States, and do not include any extended wiring to or at Customer premises, equipment costs, or network application fees.

3. Telco Access Charges. Telco line access (“local Loop”) circuit charges are separately priced and may be found in the Access portion of UUNET’s Service Publication and Price Guide (the “Guide”). If Customer orders its own local loop circuits, UUNET’s Network Connection Fee – also set forth in the Guide – shall apply.

4. Installation. Installation may be scheduled between the hours of 8AM and 7PM ET Monday through Friday (excluding holidays). If Customer requires installation outside of these hours, UUNET will charge an additional *** fee.

5. Expedited Service Fee. If selected in the Service Order Form, UUNET will request expedited service from the telco. Customer shall pay an expedited service fee of *** per circuit for all expedited telco provisioning.

6. Automatic Renewal. The Service Term of each Service Order Form will automatically renew for consecutive one-month Service Terms at the prices applicable in the previous Service Term unless either party had delivered written notice of its intent to terminate the applicable Service at least sixty (60) days prior to the end of the applicable Service Term.